                                                                   Exhibit 10.56

                                 AMENDMENT NO. 1

                                       to

                             STATEMENT OF WORK NO. 8

                                       to

                                  BDA NO. N-A-1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                               Amendment No. 1 to

                           Statement of Work No. 8 to

                                  BDA No. N-A-1

     In this Amendment No. 1 to Statement of Work No. 8 ("SOW8") to BDA No. N-A-1 between Novell, Inc, with principal offices at 1800 South Novell Place, Provo, Utah, 84606-6194 ("Novell"), and Peerless Systems Corporation, with principal offices at 2381 Rosecrans Avenue, Suite 400, El Segundo, CA 90245 ("Peerless"), Novell and Peerless agree as follows:

1. Purpose: Under SOW8, Peerless has the right to resell NEST Office SDKs to third party Developers under the terms and conditions of Peerless NEST Agreements. Such Peerless NEST Agreements do not grant to such Developers the right to sublicense reproduction and distribution rights to OEMs. Peerless and such Developers would like to have such right, and Novell is agreeable to granting such right under the terms and conditions of this Amendment No. 1.

2. Approved Alterations to Peerless NEST Agreements: In the event that a PEERLESS NEST Agreement exists between Peerless and a Developer, Peerless may amend such PEERLESS NEST Agreement as specified in Exhibit A hereto.

3. Additional License Grant: Novell hereby grants to Peerless those additional license rights, if any, necessary for Peerless to exercise its rights under paragraph 2 of this Amendment No. 1. Such additional license rights shall be limited, restricted, and circumscribed in the same manner as those license rights granted in the underlying SOW8.

4. Copy of Agreements to Novell: Peerless shall, within thirty (30) days of receiving an executed NEST OEM License Agreement from a Developer, provide Novell with a copy at the following address:

Attn:   Contract Management, PRV-D231
Novell, Inc.
1800 South Novell Place
Provo, UT 84606

Peerless may redact from such copy financial terms, including, but not limited to, royalty rates, fees, discounts, minimums, quotas, and penalties.

5. Royalties: Peerless acknowledges and agrees that: (i) for purposes of the payment of royalties by Peerless to Novell, each unit of Qualifying OEM Products transferred, sold, sublicensed, or otherwise authorized for use by one of Peerless' Developer's OEMs shall be deemed to contain at least one (1) Unit of product; and (ii) Peerless' obligation to pay royalties to Novell is not contingent upon, and comes due regardless of, the payment of fees or royalties by Peerless' Developer's OEMs to Peerless' Developers, or the payment of fees or royalties by Peerless' Developers to Peerless.

6. Qualifying Product Report to Novell. Within ten (10) Peerless business days after the end of each month, Peerless shall provide to Novell a report identifying and describing each Qualifying OEM Product that first shipped in the preceding month. Such report shall be provided even if no such first shipments occurred in the preceding month. Peerless shall attach to such report copies of all "Exhibit A" reports received from its Developers and such Developers' OEMs in the preceding month.

                      *    *    *    *    *    *

             NOVELL                                PEERLESS

By:      /s/ Ryan J. Taylor           By:        /s/ Ron Davis
      -------------------------              ----------------------------

Name:    Ryan J. Taylor               Name:      Ron Davis
      -------------------------              ----------------------------

Title:   Contract Manager             Title:     Vice President of Sales
      -------------------------              ----------------------------

Date:    January 10, 2002             Date:      January 9, 2002
      -------------------------              ----------------------------

[LOGO OF NOVELL]
                                                 CONFIDENTIAL-EXECUTION DOCUMENT
--------------------------------------------------------------------------------

                                   Addendum to
                                      SOW 8
                          Reselling of NEST Office SDK

This ADDENDUM amends and supplements the Business Development Agreement dated September 6, 1996 ("Agreement") and SOW 8, Reselling of NEST Office SDK, between Novell, Inc., a Delaware corporation having a principal place of business at 1800 South Novell Place, Provo, Utah 84606 ("Novell") and Netreon, Inc. (formerly Peerless Systems Networking) ("Netreon"), having its principal place of business at 1130 Terra Bella Ave., Mountain View, CA 94043.

The Agreement shall remain in full force and effect, except that it shall be modified as set forth in this Addendum. This Addendum shall be applicable only to Novell terms provided under the relevant Statement of Work ("SO terms which are not defined in this Addendum shall have the meaning set forth in the Agreement. Should a conflict arise between this Addendum and the Agreement, the provisions of this Addendum shall control.

The parties hereby agree that the Agreement shall be and hereby is modified as follows:

4. License and Ownership For purposes of this Addendum only, the following subsection is hereby added as follows:

       License Grant. Novell hereby agrees to grant Netreon the one-time right to sublicense the Service Locator Protocol ("SLP") Code files (Attachment
       A) from the embedded NDPS SDK, to AHT, Inc. for the purpose of using it with the NEST Office Side.

       In exchange for the license grants herein, Novell shall invoice Netreon, Inc., and Netreon shall pay, a one-time fee of $*. Payment shall be due thirty (30) days from the date of invoice.

        IN WITNESS WHEREOF, each of the parties hereto have caused this Addendum to be executed by duly authorized representatives of the parties.

              NOVELL, INC.:                                Netreon

Signature:      /s/ Ryan Taylor               Signature:    /s/ Ron Davis
          -------------------------------               ------------------------
Name:           Ryan Taylor                   Name:         Ron Davis
     ------------------------------------          -----------------------------
Title:          Contract Manager              Title:        V. P. Sales
      -----------------------------------           ----------------------------
Date:           July 14, 2001                 Date:            September 6, 2001
     ------------------------------------          -----------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
   Novell NEST Agreement                                                Addendum
   Statement of Work 8                                                (09/04/01)
                                        1

                                  ATTACHMENT A

*

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
   Novell NEST Agreement                                                Addendum
   Statement of Work 8                                                (09/04/01)
                                        2